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                                                                  EXHIBIT (A)(3)

                               ARRIS GROUP, INC.

                          NOTICE OF GUARANTEED DELIVERY

                                     FOR THE
                                OFFER TO EXCHANGE
                SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE,
                        PLUS ACCRUED AND UNPAID INTEREST
                                    FOR UP TO
                    $70,000,000 ORIGINAL PRINCIPAL AMOUNT OF
                 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2003

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       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
             CITY TIME, MAY 10, 2002, UNLESS THE OFFER IS EXTENDED.
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                        The Depositary For The Offer Is:

                              THE BANK OF NEW YORK

                 By Mail:                    By Hand or Overnight Courier:              Facsimile Transmissions:

             15 Broad Street                        15 Broad Street                 (For Eligible Institutions Only)
     Corporate Trust Services Window                   16th Floor                            (212) 235-2261
               Lobby Level                      New York, New York 10007
        New York, New York 10007               Attn: Santino Ginocchietti             Confirm Receipt Of Facsimile
       Attn: Santino Ginocchietto                                                             By Telephone
                                                                                             (212) 235-2363

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Arris Group, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Exchange, dated April 12, 2002 (as the same may be amended from time to time, the "Offer to Exchange"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the aggregate original principal amount of 4 1/2% Convertible Subordinated Notes Due 2003, issued by Arris International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Notes") set forth below pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

         The undersigned understands and acknowledges that the Offer will expire at 5:00 p.m., New York City time, on Friday, May 10, 2002, unless extended by the Company. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on Friday, May 10, 2002, unless the Offer is extended as provided in the Offer to Exchange, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended.

Name(s) of Registered Holder(s):

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Aggregate Original Principal Amount Tendered:

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Address(es):

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Area Code and Telephone Number(s):

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If Notes will be tendered by book-entry transfer, provide the following information:

Signature(s):

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DTC Account Number:

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Date:

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               THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED


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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at any of its addresses set forth above, either the Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Offer to Exchange, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:

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Authorized Signature:

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Title:

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Address:

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Telephone Number:

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Date:

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